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                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                      SUPPLEMENT DATED SEPTEMBER 14, 2009
               TO PROSPECTUS DATED MAY 1, 2009 (AS SUPPLEMENTED)

For contracts issued on or after September 14, 2009 (or a later date, subject to state approval), this supplement describes the annuity date provision under the contract offered by the selling firm to which your account representative is associated. This supplement applies to the Series L - 4 Year variable annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This supplement provides information in addition to that contained in the prospectus dated May 1, 2009 (as supplemented) for the contract. It should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1. ANNUITY DATE

In the "ANNUITY PAYMENTS (THE INCOME PHASE)--Annuity Date" section of the prospectus, replace the second and third paragraphs with the following:

   When you purchase the contract, the annuity date will be the later of the first day of the calendar month after the annuitant's 90th birthday or ten
   (10) years from the date your contract was issued. You can change the annuity date at any time before the annuity date with 30 days prior notice to us. However, if you have bought your contract through the selling firm to which your account representative is associated, you cannot change your annuity date to a date beyond age 95 of the annuitant unless your contract is held through a custodial account, such as an IRA held in a custodial account (see "Other Information--Annuitant" for the definition of annuitant and permitted changes of the annuitant).

   PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE ELECTED A LIVING BENEFIT RIDER SUCH AS THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT OR THE GUARANTEED MINIMUM INCOME BENEFIT PLUS II, AND THE RIDER CONTINUES IN EFFECT AT THE TIME OF ANNUITIZATION, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER, INCLUDING ANY DEATH BENEFIT PROVIDED BY THE RIDER AND ANY GUARANTEED PRINCIPAL ADJUSTMENT (FOR THE GUARANTEED MINIMUM INCOME BENEFIT PLUS II RIDER) THAT MAY ALSO BE PROVIDED BY THE RIDER. For the Enhanced Guaranteed Withdrawal Benefit rider where annuitization must occur no later than age 95 of the annuitant, there are several annuity income options to choose from during the annuity phase that you should be aware of. (See "Annuitization" below in this prospectus supplement).

                                                                  SUPP-MLL40909

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2. ANNUITIZATION

Add the following at the end of the "Guaranteed Withdrawal Benefits" section of the "LIVING BENEFITS" section of the prospectus, just before the "Guaranteed Minimum Accumulation Benefit" section:

   GUARANTEED WITHDRAWAL BENEFIT AND ANNUITIZATION. AT ANY TIME DURING THE ACCUMULATION PHASE, YOU CAN ELECT TO ANNUITIZE UNDER CURRENT ANNUITY RATES IN LIEU OF CONTINUING ANY GUARANTEED WITHDRAWAL BENEFIT RIDER. FOR CONTRACTS ISSUED ON OR AFTER SEPTEMBER 14, 2009 (OR A LATER DATE, SUBJECT TO STATE APPROVAL), WHEN THE ANNUITANT ATTAINS AGE 95, YOUR CONTRACT MUST BE ANNUITIZED UNLESS YOUR CONTRACT IS HELD THROUGH A CUSTODIAL ACCOUNT. (SEE "ANNUITY DATE" ABOVE IN THIS PROSPECTUS SUPPLEMENT.) AT THE REQUIRED ANNUITIZATION DATE YOU MUST SELECT ONE OF THE FOLLOWING ANNUITY INCOME
   OPTIONS:

   1) Annuitize the account value under the contract's annuity provisions.

   2) Elect to receive the Annual Benefit Payment paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.

Since the annuity date at the time you purchase the contract is the later of age 90 of the annuitant or 10 years from contract issue date, you will need to make an election if you would like to extend your annuity date to age 95 of the annuitant, or later if your contract is held through a custodial account. At the time of annuitization, you will need to select an annuity income option from one of the above referenced payout options (or any other annuity income option available under your contract) (see "ANNUITY PAYMENTS (THE INCOME PHASE)--Annuity Options" in the prospectus). The default annuity income option is a life annuity with 10 years of annuity payments guaranteed. We will increase your payments so your aggregate payments will not be less than what you would have received under a GWB rider.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:
MetLife Investors Distribution Company                 Telephone: 800-343-8496
5 Park Plaza, Suite 1900, Irvine, CA 92614

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